UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  April 21, 2008

(Date of Earliest Event Reported)

1st Pacific Bancorp

(Exact Name of Registrant as Specified in its Charter)

California	001-33890	20-5738252
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of Incorporation)	Number)	Identification No.)

9333 Genesee Avenue, Suite 300, San Diego, California 92121

(Address of principal executive offices)

(858) 875-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02.                                          Results of Operations and Financial Condition

On April 21, 2008, 1st Pacific Bancorp announced financial results as of and for the quarter ended March 31, 2008.  A copy of the related press release is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1    Press Release issued by 1st Pacific Bancorp on April 21, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st Pacific Bancorp

Date: April 23, 2008	By:	/s/ James H. Burgess
James H. Burgess
Executive Vice President
Chief Financial Officer
Principal Accounting Officer